UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Mustang Bio, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! MUSTANG 810, INC. 2021 Annual Meeting Vote by June 16, 2021 11 :59 PM ET MUSTANGBICi MUSTANG BIO, INC. 377 PLANTATION STREET WORCESTER, MA 01605 You invested in MUSTANG 810, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote Virtually at the Meeting* June 17, 2021 3:00PM EDT Virtually at: www.virtualshareholdermeeting.com/MBI02021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery". 1. Election of Directors Nominees: 01) MichaelS. Weiss03) Neil Herskowitz 05) Michael Zelefsky, M.D. 02) Lindsay Rosenwald, M.D. 04) Manuel Litchman, M.D. 06) Adam J. Chill 0For 2.Ratify the appointment of BOO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. 0For 3. A shareholder proposal on an amendment to the Company's articles/bylaws to require a majority vote in director elections. 0Against 4. Amendment of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. OFor 5. Amendment to the Company's 2016 Incentive Plan to increase the number of shares issuable by Mustang Bio, Inc. 0For 6. Amendment of our 2019 Employee Stock Purchase Plan to increase the number of shares available under the Plan. 0For